Exhibit 10.7

INTERNET MEDIA SERVICES, INC.
(A Delaware Corporation)

COMMON STOCK PURCHASE WARRANT

WARRANT NO. A-____	NUMBER OF WARRANTS: _____________

CLASS “A” WARRANT CERTIFICATE FOR THE PURCHASE OF SHARES OF THE $.001 PAR VALUE COMMON STOCK OF INTERNET MEDIA SERVICES, INC.

THE ISSUE OF THESE WARRANTS HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE TRANSFERRED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR OTHER COMPLIANCE UNDER THE ACT OR THE LAWS OF THE APPLICABLE STATE OR A “NO ACTION” OR INTERPRETIVE LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, AND ITS COUNSEL, TO THE EFFECT THAT THE SALE OR TRANSFER OF THESE WARRANTS IS EXEMPT FROM REGISTRATION UNDER THE ACT AND SUCH STATE STATUTES.

THIS CERTIFIES THAT, for value received, _________________, or registered assigns, is entitled to subscribe for and purchase from Internet Media Services, Inc., a corporation incorporated under the laws of the State of Delaware (the “Company”)  ___________ (________) fully paid and non-assessable shares of Common Stock of the Company at the “Warrant Price” as hereinafter defined and during the period hereinafter set forth, subject, however, to the provisions and upon the terms and conditions hereinafter set forth.

1.	As used herein:

a.	“Common Stock” or “Common Shares” shall initially refer to the Company’s Common Stock, $0.001 par value, per share as more fully set forth in Section 3 hereof.

b.	“Warrant Price” shall be $0.30 per share, which is subject to adjustment pursuant to Section 3 hereof.

c.
“Warrant” shall include any Warrants represented by any certificate issued from time to time in connection with the transfer, partial exercise, exchange of any Warrant or in connection with a lost, stolen, mutilated or destroyed Warrant certificate, if any, or to reflect an adjusted number of Common Shares.

d.	“Underlying Securities” shall refer to and include the Common Stock issuable or issued upon exercise of the Warrant.

e.	“Holder” shall mean the registered holder of such Warrants or any issued Underlying

2.
 The purchase rights represented by this Warrant may be exercised by the holder hereof, in whole or in part at any time, and from time to time, during the period commencing ______________, 2011 (the “Commencement Date”) until 5:00 California time on March __, 2018  (the “Expiration Date”), by the presentation of this Warrant, with the purchase form attached duly executed, at the Company’s office (or such office or agency of the Company as it may designate in writing to the Holder hereof by notice pursuant to Section 11 hereof), and upon payment by the Holder to the Company in cash or by certified check of the Warrant Price for the Common Shares.  The purchase price of the Common Shares issuable pursuant to the Warrants, shall be payable in cash and/or by certified bank check.  The Company agrees that the Holder hereof shall be deemed the record owner of such Common Shares as of the close of business on the date on which this Warrant shall have been presented and payment made for such Common Shares as aforesaid. Certificates for the Common Shares so purchased shall be delivered to the Holder hereof within a reasonable time, not exceeding ten (10) business days, after the rights represented by this Warrant shall have been so exercised. If this Warrant shall be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, deliver a new Warrant evidencing the rights of the Holder hereof to purchase the balance of the Common Shares which such Holder is entitled to purchase hereunder.  Exercise in full of the rights represented by this Warrant shall not extinguish the registration rights granted under Section 8 hereof.

3.
 Subject and pursuant to the provisions of this Section 3, the Warrant Price and number of Common Shares subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter in this Section 3.

a.
Subdivision and Combination.  In case the Company shall at any time subdivide or combine the outstanding Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

b.
Adjustment in Number of Warrant Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 3, the number of Warrant Shares issuable upon the exercise of each Warrant shall be adjusted to the nearest full shares of Common Stock by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

c.
Reclassification, Consolidation, Merger, etc.  In case of any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in nominal value, as aforesaid), or in the case of a sale or conveyance to another corporation of the property of the Company as an entirety, the Holder shall thereafter have the right to purchase the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Holder were the owner of the Warrant Shares issuable upon exercise of the Warrants immediately prior to any such events at a price equal to the product of (x) the number of Warrant Shares issuable upon exercise of the Warrants and (y) the Exercise Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Holder had exercised the Warrants.

d.
Determination of Outstanding Shares.  The number of shares of Common Stock at any one time outstanding shall include the aggregate number of shares issued or issuable upon the exercise of outstanding options, rights, warrants and upon the conversion or exchange of outstanding convertible or exchangeable securities.

e.
Except as otherwise specifically provided herein the date of issuance or sale of Common Stock shall be deemed to be the date the Company is legally obligated to issue such Common Shares.  In case at any time the Company shall take a record date for the purpose of determining the holders of Common Stock entitled (i) to receive a dividend or other distribution payable in Common Stock or (ii) to subscribe for or purchase Common Stock, then such record date shall be deemed to be the date of issue or sale of the Common Shares, deemed to have been issued or sold upon the declaration of such dividend or the making of such distribution or the granting of such right of subscription or purchase, as the case may be.

4.
For the purposes of this Warrant, the terms “Common Shares” or “Common Stock” or “Warrant Shares” shall mean (i) the class of stock designated as the common stock, $0.001 par value, of the Company on the date set forth on the first page hereof or (ii) any other class of stock resulting from successive changes or re-classifications of such Common Stock consisting solely of changes in par value, or from no par value to par value, or from par value to no par value. If at any time, as a result of an adjustment made pursuant to Section 3, the securities or other property obtainable upon exercise of this Warrant shall include shares or other securities of the Company other than Common Shares or securities of another corporation or other property, thereafter, the number of such other shares or other securities or property so obtainable shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Shares contained in Section 3 and all other provisions of this Warrant with respect to Common Shares shall apply on like terms to any such other shares or other securities or property. Subject to the foregoing, and unless the context requires otherwise, all references herein to Common Shares shall, in the event of an adjustment pursuant to Section 3, be deemed to refer also to any other securities or property then obtainable as a result of such adjustments.

5.	The Company covenants and agrees that:

a.
During the period within which the rights represented by the Warrant may be exercised, the Company shall, at all times, reserve and keep available out of its authorized capital stock, solely for the purposes of issuance upon exercise of this Warrant, such number of its Common Shares as shall be issuable upon the exercise of this Warrant; and if at any time the number of authorized Common Shares shall not be sufficient to effect the exercise of this Warrant, the Company will take such corporate action as may be necessary to increase its authorized but unissued Common Shares to such number of shares as shall be sufficient for such purpose; the Company shall have analogous obligations with respect to any other securities or property issuable upon exercise of this Warrant;

b.
All Common Shares which may be issued upon exercise of the rights represented by this Warrant will, upon issuance be validly issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issuance thereof; and

c.
All original issue taxes payable in respect of the issuance of Common Shares upon the exercise of the rights represented by this Warrant shall be borne by the Company but in no event shall the Company be responsible or liable for income taxes or transfer taxes upon the transfer of any Warrants.

6.	Until exercised, this Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company.

7.
 In no event shall this Warrant be sold, transferred, assigned or hypothecated except in conformity with the applicable provisions of the Securities Act of 1933, as amended and as then in force (the “Act”), or any similar Federal statute then in force, and all applicable “Blue Sky” laws.

8.
 The Holder of this Warrant, by acceptance hereof, agrees that, prior to the disposition of this Warrant or of any Common Shares theretofore purchased upon the exercise hereof, under circumstances that might require registration of such securities under the Act, or any similar Federal statute then in force, such Holder will give written notice to the Company expressing such Holder’s intention of effecting such disposition, and describing briefly such Holder’s intention as to the disposition to be made of this Warrant and/or the securities theretofore issued upon exercise hereof.  Promptly upon receiving such notice, the Company shall present copies thereof to its counsel.  If, in the opinion of such counsel, the proposed disposition does not require registration under the Act or qualification pursuant to Regulation A promulgated under the Act, or any similar Federal statute then in force, of this Warrant and/or the securities issuable or issued upon the exercise of this Warrant, the Company shall, as promptly as practicable, notify the Holder hereof of such opinion, whereupon such Holder shall be entitled to dispose of this Warrant and/or such Common Shares theretofore issued upon the exercise hereof, all in accordance with the terms of the notice delivered by such Holder to the Company.  Certificates representing the Underlying Securities shall bear the following legend:

“THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT“) OR UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.”

9.
 This Warrant is exchangeable, upon its surrender by the registered holder at such office or agency of the Company as may be designated by the Company, for new Warrants of like tenor, representing, in the aggregate, the right to subscribe for and purchase the number of Common Shares that may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of Common Shares as shall be designated by the registered holder at the time of such surrender.  Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of any such loss, theft or destruction, upon delivery of a bond of indemnity satisfactory to the Company, or in the case of such mutilation, upon surrender or cancellation of this Warrant, the Company will issue to the registered holder a new Warrant of like tenor, in lieu of this Warrant, representing the right to subscribe for and purchase the number of Common Shares that may be subscribed for and purchased hereunder. Nothing herein is intended to authorize the transfer of this Warrant except as permitted by applicable law.

10.
 Every Holder hereof, by accepting the same, agrees with any subsequent Holder hereof and with the Company that this Warrant and all rights hereunder are issued and shall be held subject to all of the terms, conditions, limitations and provisions set forth in this Warrant, and further agrees that the Company and its transfer agent may deem and treat the registered Holder of this Warrant as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

11.
 All notices required hereunder shall be given by first-class mail, postage prepaid; if given by the holder hereof, addressed to the Company at 1434 6th Street, Unit 9, Santa Monica, CA 90401 or such other address as the Company may designate in writing to the holder hereof; and if given by the Company, addressed to the holder at the address of the holder shown on the books of the Company.

12.
 The validity, construction and enforcement of this Warrant shall be governed by the laws of the State of California and jurisdiction is hereby vested in the Courts of said State in the event of the institution of any legal action under this Warrant.

IN WITNESS WHEREOF, Internet Media Services, Inc. has caused this Warrant to be signed by its duly authorized officers to be dated _______________, 2011.

INTERNET MEDIA SERVICES, INC

By: Name: Raymond Meyers
Title: Chief Executive Officer

SUBSCRIPTION FORM
(To be executed by the Registered Holder to exercise the rights to purchase Common Stock evidenced by the within Warrant)

The undersigned Holder hereby irrevocably subscribes for _______________ shares of the Common Stock of Internet Media Services, Inc., pursuant and in accordance with the terms and conditions of the Common Stock Purchase Warrant attached hereto and hereby makes payment of $_____________ therefore, and requests that certificate(s) for such shares be issued in the name of the undersigned and be delivered to the address stated below, and if such number of shares not be all of the shares purchasable hereunder, that a new Warrant of like tenor for the balance of the remaining shares purchasable hereunder be delivered to the undersigned at the address stated below.

Date:	Signed

SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE, OR BY A BANK (OTHER THAN A SAVINGS BANK), OR A TRUST COMPANY.  THE SIGNATURE TO THE ABOVE SUBSCRIPTION FORM MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WARRANT.  IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.

Name to whom certificates are to be issued: _________________________________

Address: _______________________________________

Social Security Number: __________________________